Exhibit 99.1
Serve Robotics Announces First Quarter 2026 Results with 3X Sequential Revenue Growth

•Revenue scaled ahead of plan; Q1 revenue of $3.0 million, up 238% sequentially and 578% year over year, reflecting growth across all offerings.

•Entered into additional vertical through acquisition of Diligent Robotics; expanding operating footprint to 44 cities across 14 states.

•Improved gross margin over prior quarter, supported by growing software revenue and increasing revenue per robot and operating efficiency.

SAN FRANCISCO, May 7, 2026 -- Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomy and robotics company, today announced financial results for the first quarter ended March 31, 2026.

“Q1 marks a fundamental shift for Serve. We are leading the development of Physical AI in the real world, operating across multiple physical domains while building towards a unified autonomy platform,” said Dr. Ali Kashani, Serve’s Co-founder and CEO. “Three months into 2026, we are executing against the plan we laid out, with strong early proof points across revenue growth, operational scale, and platform expansion. The investments we made over the past year are beginning to compound, reinforcing our position as a multi-domain autonomy platform and expanding the long-term opportunity ahead.”

"Serve is beginning to convert scale into a stronger financial model,” said Brian Read, CFO of Serve. “Revenue grew significantly, recurring and software revenue became a larger part of the mix, and gross margin percentage improved meaningfully. We remain focused on increasing revenue per robot and per operating hour, driving operating leverage, and building a more durable recurring revenue base, supported by a strong balance sheet.”

Business Highlights
•Multi-Domain Platform Established: Operated as a unified business across sidewalk delivery and healthcare robotics in Q1 following the Diligent Robotics acquisition.
•Operating Footprint Expanded: Now active across 44 cities in 14 states, driven by new market launches, hospital network additions, and continued expansion in existing markets.
•Fleet Scale Transitioning to Productivity: With approximately 2,000 robots deployed, focus has shifted from fleet expansion to increasing revenue per robot.
•Revenue Becoming More Recurring and Diversified: Software services contributed approximately one-third of Q1 revenue, with just under half of total revenue now recurring.
•Healthcare Platform Advancing: Diligent Robotics integration remains on plan, with a growing hospital pipeline and continued expansion of healthcare deployments.
•Approaching 2 Million Deliveries: Combined fleet nearing 2 million cumulative deliveries across indoor and outdoor environments, demonstrating scale and operational maturity.
Financial Highlights
•Revenue: Revenue of $3.0 million, increasing 238% sequentially and 578% year-over-year.
•Balance Sheet: Maintained a strong liquidity position of $197.4 million as of March 31, 2026.
•Outstanding Shares: Approximately 76 million shares of common stock outstanding as of March 31, 2026.

Outlook

The Company is reaffirming its 2026 financial guidance of approximately $26 million in full year revenue; and 2026 Non-GAAP operating expense of $160 to $170 million.

Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended
	March 31, 2026(3)	December 31, 2025	March 31, 2025
Daily Active Robots (1)	812	547	73
Daily Supply Hours (2)	10,295	6,676	648
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are available to perform daily deliveries during the period.
(3)The key metrics reported for the three months ended March 31, 2026 are inclusive of the outdoor and indoor robot fleet.

Table 2
Disaggregation of Revenue
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Fleet services	$1,958	$648	$211
Software services	1,026	234	229
Total revenue	$2,984	$882	$440

Quarterly Conference Call Information
Management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve's website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 800-715-9871 and referencing conference ID 2664698.
About Serve

Serve Robotics (Nasdaq: SERV) designs and operates autonomous robots that navigate and operate in complex, human-centric environments. Since spinning off from Uber in 2021, Serve has deployed more than 2,000 robots across the U.S., reaching a population of approximately 3 million and supporting delivery for more than 4,000+ restaurants. In 2026, Serve acquired Diligent Robotics, expanding its operations beyond sidewalk delivery into indoor service robots used in hospitals. Serve designs both the hardware and software behind its robots, enabling them to operate safely in public and private environments at scale.

For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Forward Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include statements regarding the Company’s future revenue generation, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company’s robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, and timing and ability to scale to commercial production.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: non-GAAP cost of sales, non-GAAP general and administrative expense, non-GAAP research and development expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, adjusted EBITDA, non-GAAP net loss before income taxes, non-GAAP net loss and non-GAAP earnings per share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the Company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the Company presents any forward-looking non-GAAP financial measures, the Company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$47,114	$106,239
Short-term marketable securities	140,364	127,170
Accounts receivable, net	3,942	851
Prepaid expenses	7,821	6,042
Other receivables	1,662	696
Other current assets	228	77
Total current assets	201,131	241,075
Property and equipment, net	57,095	47,013
Long-term marketable securities	9,930	26,344
Intangible assets, net	36,508	31,313
Goodwill	27,998	15,530
Operating lease right-of-use assets	4,752	5,369
Other non-current assets	3,390	1,107
Total assets	$340,804	$367,751

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,704	$5,014
Accrued liabilities	9,621	6,482
Deferred revenue	2,524	2
Operating lease liabilities, current	1,886	1,800
Total current liabilities	19,735	13,298
Operating lease liabilities, non-current	2,932	3,454
Deferred tax liabilities	347	255
Total liabilities	23,014	17,007

Stockholders’ equity:
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, 0 shares issued or outstanding as of both March 31, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value; 300,000,000 shares authorized, 76,061,507 and 74,781,782 shares issued and 76,014,674 and 74,734,949 shares outstanding as of March 31, 2026 and December 31, 2025, respectively	7	7
Additional paid-in capital	575,734	559,485
Accumulated other comprehensive income (loss)	(61)	138
Accumulated deficit	(257,890)	(208,886)
Total stockholders’ equity	317,790	350,744
Total liabilities and stockholders’ equity	$340,804	$367,751

Table 4
Serve Robotics Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Revenues	$2,984	$882	$440
Cost of revenues	11,985	7,557	1,909
Gross loss	(9,001)	(6,675)	(1,469)

Operating expenses:
Research and development	19,037	15,853	6,880
General and administrative	14,916	11,137	4,750
Operations	6,955	5,321	1,668
Sales and marketing	1,873	1,316	239
Total operating expenses	42,781	33,627	13,537
Loss from operations	(51,782)	(40,302)	(15,006)
Other income (expense), net	2,130	2,373	1,789
Net loss before income taxes	(49,652)	(37,929)	(13,217)
Benefit from income taxes	648	3,656	—
Net loss	$(49,004)	$(34,273)	$(13,217)

Weighted average common shares outstanding - basic and diluted	75,302,980	73,829,726	56,319,299
Net loss per common share - basic and diluted	$(0.65)	$(0.46)	$(0.23)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(49,004)	$(13,217)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	7,353	3,879
Depreciation & amortization	6,258	475
Deferred income taxes	(648)	—
Accretion of discount on available-for-sale securities	(418)	—
Changes in operating assets and liabilities, net of effects of businesses acquired:
Accounts receivable, net	(2,225)	(295)
Prepaid expenses	(1,257)	285
Other receivables	(966)	(526)
Other current assets	(58)	—
Accounts payable	(1,103)	(267)
Accrued liabilities	673	236
Deferred revenue	598	(20)
Operating lease liabilities	(625)	(13)
Net cash used in operating activities	(41,422)	(9,463)
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	60,287	—
Purchases of marketable securities	(57,011)	—
Acquisitions, net of cash acquired	(21,447)	—
Purchases of property and equipment	(1,444)	(3,461)
Security deposits	—	356
Capitalized implementation costs	—	(56)
Other investments activities	—	(139)
Net cash used in investing activities	(19,615)	(3,300)
Cash flows from financing activities:
Proceeds from issuance of common stock under the 2025 Equity Distribution Agreement, net of offering costs	1,506	—
Proceeds from exercise of options	406	138
Proceeds from issuance of common, net of offering costs	—	75,847
Proceeds from exercise of warrants	—	11,787
Repayments of financing lease liability	—	(564)
Proceeds from short-swing profit disgorgement	—	48
Net cash provided by financing activities	1,912	87,256
Effect of exchange rate changes on cash and cash equivalents	—	—
Net change in cash and cash equivalents	(59,125)	74,493
Cash and cash equivalents at beginning of period	106,239	123,266
Cash and cash equivalents at end of period	$47,114	$197,759

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Net loss on GAAP basis	$(49,004)	$(34,273)	$(13,216)
Interest income	(2,106)	(1,978)	(1,792)
Interest expense	—	—	3
Acquisition related expenses	1,822	743	—
Depreciation & amortization	6,258	4,826	475
Stock-based compensation	7,353	6,333	3,879
Benefit from income taxes	(648)	(3,656)	—
Adjusted EBITDA	$(36,325)	$(28,005)	$(10,651)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
GAAP cost of revenues	$11,985	$7,557	$1,909
Amortization of intangible assets	84	—	—
Non-GAAP cost of revenues	$11,901	$7,557	$1,909

GAAP research and development expense	$19,037	$15,853	$6,880
Stock-based compensation	3,522	3,062	1,928
Non-GAAP research and development expense	$15,515	$12,791	$4,952

GAAP general & administrative expense	$14,916	$11,137	$4,750
Stock-based compensation	3,447	2,819	1,824
Amortization of intangible assets	1,685	1,553	—
Acquisition related expenses	1,822	743	—
Non-GAAP general and administrative expense	$7,962	$6,022	$2,926

GAAP operations expense	$6,955	$5,321	$1,668
Stock-based compensation	250	338	80
Amortization of intangible assets	63	—	0
Legal settlement	—	409	—
Non-GAAP operations expense	$6,642	$4,574	$1,588

GAAP sales and marketing expense	$1,873	$1,316	$239
Stock-based compensation	134	114	46
Amortization of intangible assets	3	5	—
Non-GAAP sales and marketing expense	$1,736	$1,197	$193

GAAP operating expense	$42,781	$33,627	$13,536
Stock-based compensation	7,353	6,334	3,879
Amortization of intangible assets	1,835	1,558	—
Acquisition related expenses	1,822	743	—
Legal settlement	—	409	—
Non-GAAP operating expenses	$31,771	$24,583	$9,657

GAAP net loss before income taxes	$(49,652)	$(37,929)	$(13,216)
Stock-based compensation	7,353	6,334	3,879
Amortization of intangible assets	1,835	1,558	—
Acquisition related expenses	1,822	743	0
Legal settlement	—	409	—
Non-GAAP net loss before income taxes	$(38,642)	$(28,885)	$(9,337)

GAAP net loss	$(49,004)	$(34,273)	$(13,216)
Stock-based compensation	7,353	6,334	3,879
Amortization of intangible assets	1,835	1,558	—
Acquisition related expenses	1,822	743	—
Legal settlement	—	409	—
Non-GAAP net loss	$(37,994)	$(25,229)	$(9,337)

Weighted average common shares outstanding - basic and diluted	75,302,980	73,829,726	56,319,299
GAAP basic and diluted net loss per Common share	$(0.65)	$(0.46)	$(0.23)
Non-GAAP basic and diluted net loss per Common share	$(0.50)	$(0.34)	$(0.17)